  As filed with the Securities and Exchange Commission on November 15, 2000
                                                     Registration No. 333-35316
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------
                                POST-EFFECTIVE
                                AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                               ----------------
                              DURECT CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)
        Delaware                    2834                   94-3297098
                             (Primary Standard          (I.R.S. Employer
    (State or Other              Industrial          Identification Number)
    Jurisdiction of         Classification Code
    Incorporation or              Number)
     Organization)             ----------------
                                10240 Bubb Road
                              Cupertino, CA 95014
                                (408) 777-1417
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                               ----------------
                                James E. Brown
                            Chief Executive Officer
                              DURECT Corporation
                                10240 Bubb Road
                              Cupertino, CA 95014
                                (408) 777-1417
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ----------------
                                  Copies to:
           Mark B. Weeks                           Gregory M. Gallo
          Stephen B. Thau                           Joe C. Sorenson
         Ughetta T. Manzone                          Sally J. Rau
         Venture Law Group                        Bradley J. Gersich
     A Professional Corporation            Gray Cary Ware & Freidenrich LLP
        2800 Sand Hill Road                       400 Hamilton Avenue
        Menlo Park, CA 94025                      Palo Alto, CA 94301

                               ----------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                               ----------------
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------
                        CALCULATION OF REGISTRATION FEE

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
                                             Proposed
                                             Maximum   Proposed
                                             Offering   Maximum
                                              Price    Aggregate   Amount of
    Title of Each Class of     Amount to be    Per     Offering   Registration
 Securities to be Registered   Registered(1)  Share   Price(1)(2)    Fee(3)
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
Common Stock, par value
 $0.001......................    8,050,000    $12.00  $96,600,000   $25,502
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
(1) Includes 1,050,000 shares of common stock issuable upon exercise of the Underwriters' over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(a) and 457(o) under the Securities Act of 1933, as amended.
(3) Previously paid.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

The Registrant had registered 8,050,000 shares of common stock, including 1,050,000 shares of common stock issuable upon exercise of the Underwriters' over-allotment option. Of that over-allotment option, 350,000 shares of common stock were not sold and are being removed from registration.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Palo Alto, State of California, on November 15, 2000.

                              DURECT CORPORATION


                              By: /s/ James E. Brown
                                  -------------------------
                                      James E. Brown
                                      President and Chief Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



Signature                             Title                                 Date
------------------------------------  ------------------------------------  ---------------------

   /s/ James E. Brown                 President, Chief Executive Officer    November 15, 2000
------------------------------------  and Director
   James E. Brown

           *                          Chairman, Chief Scientific Officer    November 15, 2000
------------------------------------
   Felix Theeuwes

          *                           Chief Financial Officer, Director     November 15, 2000
------------------------------------
   Thomas A. Schreck

          *                           Director                              November 15, 2000
------------------------------------
   James R. Butler

          *                           Director                              November 15, 2000
------------------------------------
   Douglas A. Lee

          *                           Director                              November 15, 2000
------------------------------------
   Albert L. Zesiger

          *                           Director                              November 15, 2000
------------------------------------
 Matthew V. McPherron

          *                           Director                              November 15, 2000
------------------------------------
  John L. Doyle

*  Power of Attorney

*By:  /s/ James E. Brown
      ------------------
         By James E. Brown
          Attorney-in-fact